                                                              [EXECUTION COPY]

                                                              Exhibit 10.3
------------------------------------------------------------------------------


                                $205,000,000


                         FIVE-YEAR CREDIT AGREEMENT


                                    among


                       GRAYBAR ELECTRIC COMPANY, INC.,
                                as Borrower,


                         THE LENDERS PARTIES HERETO

                                     and

                         FIRST UNION NATIONAL BANK,
                          as Administrative Agent,

                            BANK OF AMERICA, N.A.
                                     and
                     THE FIRST NATIONAL BANK OF CHICAGO,
                            as Syndication Agents

                          Dated as of July 30, 1999

------------------------------------------------------------------------------

                              TABLE OF CONTENTS
                              -----------------
                                                                           Page
ARTICLE I  DEFINITIONS.......................................................1
         Section 1.1 Defined Terms...........................................1
                     -------------
         Section 1.2 Other Definitional Provisions..........................20
                     -----------------------------
         Section 1.3 Accounting Terms.......................................20
                     ----------------
ARTICLE II  THE LOANS; AMOUNT AND TERMS.....................................21
         Section 2.1 Revolving Loans........................................21
                     ---------------
         Section 2.2 Competitive Loan Subfacility...........................23
                     ----------------------------
         Section 2.3 Swingline Loan Subfacility.............................25
                     --------------------------
         Section 2.4 Letter of Credit Subfacility...........................27
                     ----------------------------
         Section 2.5 Fees...................................................30
                     ----
         Section 2.6 Commitment Reductions..................................31
                     ---------------------
         Section 2.7 Prepayments............................................32
                     -----------
         Section 2.8 Minimum Principal Amount of Tranches...................33
                     ------------------------------------
         Section 2.9 Default Rate and Payment Dates.........................33
                     ------------------------------
         Section 2.10 Conversion Options....................................33
                      ------------------
         Section 2.11 Computation of Interest and Fees......................34
                      --------------------------------
         Section 2.12 Pro Rata Treatment and Payments.......................34
                      -------------------------------
         Section 2.13 Non-Receipt of Funds by the Administrative Agent......35
                      ------------------------------------------------
         Section 2.14 Inability to Determine Interest Rate..................36
                      ------------------------------------
         Section 2.15 Illegality............................................36
                      ----------
         Section 2.16 Requirements of Law...................................37
                      -------------------
         Section 2.17 Indemnity.............................................38
                      ---------
         Section 2.18 Taxes.................................................38
                      -----
         Section 2.19 Indemnification; Nature of Issuing Lender's Duties....41
                      --------------------------------------------------
ARTICLE III  REPRESENTATIONS AND WARRANTIES.................................42
         Section 3.1 Financial Condition....................................42
                     -------------------
         Section 3.2 No Change..............................................42
                     ---------
         Section 3.3 Corporate Existence; Compliance with Law...............42
                     ----------------------------------------
         Section 3.4 Corporate Power; Authorization; Enforceable
                     -------------------------------------------
                     Obligations............................................43
                     -----------
         Section 3.5 No Legal Bar; No Default...............................43
                     ------------------------
         Section 3.6 No Material Litigation.................................43
                     ----------------------
         Section 3.7 Investment Company Act.................................44
                     ----------------------
         Section 3.8 Margin Regulations.....................................44
                     ------------------
         Section 3.9 ERISA..................................................44
                     -----
         Section 3.10 Purpose of Loans......................................44
                      ----------------
         Section 3.11 Subsidiaries..........................................45
                      ------------
         Section 3.12 Ownership.............................................45
                      ---------
         Section 3.13 Indebtedness..........................................45
                      ------------
         Section 3.14 Taxes.................................................45
                      -----
         Section 3.15 Investments...........................................45
                      -----------
         Section 3.16 No Burdensome Restrictions............................45
                      --------------------------
         Section 3.17 Brokers' Fees.........................................46
                      -------------
         Section 3.18 Labor Matters.........................................46
                      -------------
         Section 3.19 Accuracy and Completeness of Information..............46
                      ----------------------------------------
         Section 3.20 Year 2000 Issue.......................................46
                      ---------------

ARTICLE IV  CONDITIONS PRECEDENT............................................47
         Section 4.1 Conditions to Closing Date and Initial Revolving Loans.47
                     ------------------------------------------------------
         Section 4.2 Conditions to All Extensions of Credit.................49
                     --------------------------------------
ARTICLE V  AFFIRMATIVE COVENANTS............................................50
         Section 5.1 Financial Statements...................................50
                     --------------------
         Section 5.2 Certificates; Other Information........................51
                     -------------------------------
         Section 5.3 Payment of Obligations.................................52
                     ----------------------
         Section 5.4 Conduct of Business and Maintenance of Existence.......52
                     ------------------------------------------------
         Section 5.5 Maintenance of Property; Insurance.....................52
                     ----------------------------------
         Section 5.6 Inspection of Property; Books and Records; Discussions.52
                     ------------------------------------------------------
         Section 5.7 Notices................................................53
                     -------
         Section 5.8 Financial Covenants....................................53
                     -------------------
         Section 5.9 Compliance with Law....................................54
                     -------------------
         Section 5.10 Year 2000 Compliance..................................54
                      --------------------
         Section 5.11 Further Assurances....................................54
                      ------------------
ARTICLE VI  NEGATIVE COVENANTS..............................................54
         Section 6.1 Indebtedness...........................................55
                     ------------
         Section 6.2 Liens..................................................55
                     -----
         Section 6.3 Nature of Business.....................................56
                     ------------------
         Section 6.4 Consolidation, Merger, Sale or Purchase of Assets, etc.56
                     ------------------------------------------------------
         Section 6.5 Advances, Investments and Loans........................56
                     -------------------------------
         Section 6.6 Issuance of Equity Securities..........................56
                     -----------------------------
         Section 6.7 Transactions with Affiliates; Modification of
                     ---------------------------------------------
                     Documentation..........................................57
                     -------------
         Section 6.8 Fiscal Year; Organizational Documents..................57
                     -------------------------------------
         Section 6.9 Limitation on Restricted Actions.......................57
                     --------------------------------
         Section 6.10 Restricted Payments...................................57
                      -------------------
ARTICLE VII  EVENTS OF DEFAULT..............................................58
         Section 7.1 Events of Default......................................58
                     -----------------
         Section 7.2 Acceleration; Remedies.................................61
                     ----------------------
ARTICLE VIII  THE AGENT.....................................................61
         Section 8.1 Appointment............................................61
                     -----------
         Section 8.2 Delegation of Duties...................................62
                     --------------------
         Section 8.3 Exculpatory Provisions.................................62
                     ----------------------
         Section 8.4 Reliance by Administrative Agent.......................62
                     --------------------------------
         Section 8.5 Notice of Default......................................63
                     -----------------
         Section 8.6 Non-Reliance on Administrative Agent and Other
                     ----------------------------------------------
                     Lenders................................................63
                     -------
         Section 8.7 Indemnification........................................64
                     ---------------
         Section 8.8 Administrative Agent in Its Individual Capacity........64
                     -----------------------------------------------
         Section 8.9 Successor Administrative Agent.........................64
                     ------------------------------
         Section 8.10 Syndication Agents....................................65
                      ------------------
ARTICLE IX  MISCELLANEOUS...................................................65
         Section 9.1 Amendments and Waivers.................................65
                     ----------------------
         Section 9.2 Notices................................................66
                     -------
         Section 9.3 No Waiver; Cumulative Remedies.........................67
                     ------------------------------
         Section 9.4 Survival of Representations and Warranties.............67
                     ------------------------------------------
         Section 9.5 Payment of Expenses and Taxes..........................68
                     -----------------------------

         Section 9.6 Successors and Assigns; Participations; Purchasing
                     --------------------------------------------------
                     Lenders...............................................68
                     -------
         Section 9.7 Adjustments; Set-off..................................71
                     --------------------
         Section 9.8 Table of Contents and Section Headings................72
                     --------------------------------------
         Section 9.9 Counterparts..........................................72
                     ------------
         Section 9.10 Effectiveness........................................72
                      -------------
         Section 9.11 Severability.........................................73
                      ------------
         Section 9.12 Integration..........................................73
                      -----------
         Section 9.13 Governing Law........................................73
                      -------------
         Section 9.14 Consent to Jurisdiction and Service of Process.......73
                      ----------------------------------------------
         Section 9.15 Arbitration..........................................74
                      -----------
         Section 9.16 Confidentiality......................................75
                      ---------------
         Section 9.17 Acknowledgments......................................75
                      ---------------
         Section 9.18 Waivers of Jury Trial................................76
                      ---------------------

         THIS FIVE-YEAR CREDIT AGREEMENT, dated as of July 30, 1999 (the "Credit Agreement"), among GRAYBAR ELECTRIC COMPANY, INC., a New York
 ----------------
corporation (the "Borrower"), the several banks and other financial
                  --------
institutions as may from time to time become parties to this Agreement (collectively, the "Lenders"; and individually, a "Lender"), FIRST UNION
                    -------                        ------
NATIONAL BANK, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and
                                              --------------------
BANK OF AMERICA, N.A. and THE FIRST NATIONAL BANK OF CHICAGO, as syndication agents for the Lenders hereunder (in such capacity, the "Syndication
                                                         -----------
Agents").
------

                            W I T N E S S E T H:
                            - - - - - - - - - -

         WHEREAS, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower in the amount of up to $205,000,000, as more particularly described herein;

         WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

         SECTION 1.1  DEFINED TERMS.
                      -------------

         As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

         "Account Designation Letter" shall mean the Notice of Account
          --------------------------
Designation Letter dated the Closing Date from the Borrower to the Administrative Agent substantially in the form attached hereto as
Schedule 1.1(a).
---------------

         "Acquisition", by any Person, means the acquisition by such Person
          -----------
of the capital stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such Person.

         "Administrative Agent" shall have the meaning set forth in the
          --------------------
first paragraph of this Agreement and any successors in such capacity.

         "Affiliate" shall mean as to any Person, any other Person
          ---------
(excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agreement" shall mean this Credit Agreement, as amended, modified
          ---------
or supplemented from time to time in accordance with its terms.

         "Alternate Base Rate" shall mean, for any day, a rate per annum
          -------------------
equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean, at any time, the rate of interest
                  ----------
per annum publicly announced from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate"
                                              ----------------------------
shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

         "Alternate Base Rate Loans" shall mean Loans that bear interest at
          -------------------------
an interest rate based on the Alternate Base Rate.

         "Applicable Margin" shall mean, for any day, the rate per annum set
          -----------------
forth below opposite the applicable Level then in effect, it being understood that the Applicable Margin for (a) Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin", (b) LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin", (c) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin" and (d) the Facility Fee shall be the percentage set forth under the column "Facility Fee."

------------------------------------------------------------------------------------------------
                                                   Alternate
                           Leverage                Base Rate        LIBOR Rate         Facility
  Level                     Ratio                   Margin            Margin             Fee
------------------------------------------------------------------------------------------------
    I       greater than or equal to 3.50 to 1.0     .00%              .95%              .30%
------------------------------------------------------------------------------------------------

    II                 < 3.50 to 1.0                 .00%              .75%              .25%
             but greater than or equal to 3.00
                           to 1.0
------------------------------------------------------------------------------------------------

   III                  < 3.00 to 1.0                .00%              .55%              .20%
             but greater than or equal to 2.25
                            to 1.0
------------------------------------------------------------------------------------------------

    IV                   < 2.25 to 1.0               .00%             .475%              .15%
             but greater than or equal to 1.75
                            to 1.0
------------------------------------------------------------------------------------------------

    V                   < 1.75 to 1.0                .00%             .375%              .125%
------------------------------------------------------------------------------------------------

         The Applicable Margin shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the annual or quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(b) (each an "Interest
                                                           --------
Determination Date"). Such Applicable Margin shall be effective from such
------------------
Interest Determination Date until the next such Interest Determination Date. The initial Applicable Margins shall be based on Level III until the first Interest Determination Date occurring after June 30, 1999. After the Closing Date, if the Borrower shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(b), the Applicable Margin from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

         "Asset Disposition" shall mean the disposition of any or all of the
          -----------------
assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of the Borrower or any Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (a) Specified Sales or (b) any Equity Issuance.

         "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the
          ---------------
United States Code, as amended, modified, succeeded or replaced from time to time.

         "Borrower" shall have the meaning set forth in the first paragraph
          --------
of this Agreement.

         "Borrower Obligations" shall mean, without duplication, (a) all of
          --------------------
the obligations of the Borrower to the Lenders (including the Issuing
Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to the Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (b) all liabilities and obligations, whenever arising, owing from the Borrower or any of its Subsidiaries to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

         "Borrowing Date" shall mean, in respect of any Loan, the date such
          --------------
Loan is made.

         "Business Day" shall mean a day other than a Saturday, Sunday or
          ------------
other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided,
                                                           --------
however, that when used in connection with a rate determination, borrowing
-------
or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

         "Capital Lease" shall mean any lease of property, real or personal,
          -------------
the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Capital Lease Obligations" shall mean the capitalized lease
          -------------------------
obligations relating to a Capital Lease determined in accordance with GAAP.

         "Capital Stock" shall mean (a) in the case of a corporation,
          -------------
capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" shall mean (a) securities issued or directly and
          ----------------
fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government
                                                           ----------
Obligations"), (b) U.S. dollar denominated (or foreign currency fully
-----------
hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or
(z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case
                                            -------------
with maturities of not more than 364 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (e) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited

Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (f) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Closing Date" shall mean the date of this Agreement.
          ------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended
          ----
from time to time.

         "Commitment" shall mean the Revolving Commitment, the LOC
          ----------
Commitment and the Swingline Commitment, individually or collectively, as appropriate.

         "Commitment Percentage" shall mean the Revolving Commitment
          ---------------------
Percentage and/or LOC Commitment Percentage, as appropriate.

         "Commitment Period" shall mean the period from and including the
          -----------------
Closing Date to but not including the Revolving Commitment Termination Date.

         "Commitment Transfer Supplement" shall mean a Commitment Transfer
          ------------------------------
Supplement, substantially in the form of Schedule 9.6(c).
                                         ---------------

         "Commonly Controlled Entity" shall mean an entity, whether or not
          --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Competitive Bid" means an offer by a Lender to make a Competitive
          ---------------
Loan pursuant to the terms of Section 2.2.

         "Competitive Bid Rate" means, as to any Competitive Bid made by a
          --------------------
Lender in accordance with the provisions of Section 2.2, the fixed rate of interest offered by the Lender making the Competitive Bid.

         "Competitive Bid Request" means a request by the Borrower for
          -----------------------
Competitive Bids in accordance with the provisions of Section 2.2(b).

         "Competitive Loan" means a loan made by a Lender in its discretion
          ----------------
pursuant to the provisions of Section 2.2.

         "Competitive Loan Lenders" means, at any time, those Lenders which
          ------------------------
have Competitive Loans outstanding.

         "Competitive Loan Notes" means the promissory notes of the Borrower
          ----------------------
in favor of each Lender evidencing the Competitive Loans provided pursuant to Section 2.2, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented or replaced from time to time.

         "Consolidated Cash Taxes" means, for any period, the aggregate of
          -----------------------
all taxes of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

         "Consolidated EBITDA" means, for any period, the sum of (a)
          -------------------
Consolidated Net Income for such period, plus (b) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense and (iv) other extraordinary non-recurring, non-cash charges.

         "Consolidated Interest Expense" means, for any period, all interest
          -----------------------------
expense of the Borrower and its Subsidiaries including the interest component under Capital Leases, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         "Consolidated Net Income" means, for any period, net income
          -----------------------
(excluding extraordinary items) after taxes for such period of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "Consolidated Tangible Net Worth" means, as of any date with
          -------------------------------
respect to the Borrower and its Subsidiaries on a consolidated basis, Consolidated Total Tangible Assets minus Consolidated Total Liabilities, as
                                   -----
determined in accordance with GAAP.

         "Consolidated Total Assets" means, as of any date with respect to
          -------------------------
the Borrower and its Subsidiaries on a consolidated basis, total assets, as determined in accordance with GAAP.

         "Consolidated Total Liabilities" means, as of any date with respect
          ------------------------------
to the Borrower and its Subsidiaries on a consolidated basis, total liabilities, as determined in accordance with GAAP.

         "Consolidated Total Tangible Assets" means, as of any date with
          ----------------------------------
respect to the Borrower and its Subsidiaries on a consolidated basis, Consolidated Total Assets minus (a) goodwill and (b) other items properly
                          -----
classified as "intangible assets" in each case as determined in accordance with GAAP (but only if the sum of (a) and (b) equals or exceeds 5% of Consolidated Total Assets).

         "Contractual Obligation" shall mean, as to any Person, any
          ----------------------
provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Documents" shall mean this Agreement, each of the Notes,
          ----------------
the 364-Day Credit Agreement, the Letters of Credit and the LOC Documents.

         "Default" shall mean any of the events specified in Section 7.1,
          -------
whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Defaulting Lender" shall mean, at any time, any Lender that, at
          -----------------
such time (a) has failed to make a Loan required pursuant to the term of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "Dollars" and "$" shall mean dollars in lawful currency of the
          -------       -
United States of America.

         "Domestic Lending Office" shall mean, initially, the office of each
          -----------------------
Lender designated as such Lender's Domestic Lending Office shown on
Schedule 9.2; and thereafter, such other office of such Lender as such Lender
------------
may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

         "Equity Issuance" shall mean any issuance by the Borrower or any
          ---------------
Subsidiary to any Person which is not the Borrower of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition or the issuance of common stock of the Borrower's Subsidiaries to its officers, directors or employees in connection with stock offering plans and other benefit plans of such Subsidiaries.

         "ERISA" shall mean the Employee Retirement Income Security Act of
          -----
1974, as amended from time to time.

         "Eurodollar Reserve Percentage" shall mean for any day, the
          -----------------------------
percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" shall mean any of the events specified in
          ----------------
Section 7.1; provided, however, that any requirement for the giving of
             --------  -------
notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Extension of Credit" shall mean, as to any Lender, the making of a
          -------------------
Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

         "Facility Fee" shall have the meaning set forth in Section 2.5(a).
          ------------

         "Federal Funds Effective Rate" shall have the meaning set forth in
          ----------------------------
the definition of "Alternate Base Rate".

         "First Union" shall mean First Union National Bank, a national
          -----------
banking association.

         "Funded Debt" shall mean, with respect to any Person, without
          -----------
duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i) and (m) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person and (d) Funded Debt of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

         "GAAP" shall mean generally accepted accounting principles in
          ----
effect in the United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the
-------  -------
financial covenants set out in Section 5.8 to the provisions of Section 1.3.

         "Government Acts" shall have the meaning set forth in Section 2.19.
          ---------------

         "Governmental Authority" shall mean any nation or government, any
          ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guaranty Obligations" means, with respect to any Person, without
          --------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting security therefor, (b) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (c) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (d) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof.

         "Hedging Agreements" shall mean, with respect to any Person, any
          ------------------
agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

         "Indebtedness" shall mean, with respect to any Person, without
          ------------
duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed,
(g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

         "Insolvency" shall mean, with respect to any Multiemployer Plan,
          ----------
the condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

         "Interest Coverage Ratio" means, with respect to the Borrower and
          -----------------------
its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

         "Interest Payment Date" shall mean (a) as to any Alternate Base
          ---------------------
Rate Loan or Swingline Loan, the last day of each March, June, September and December and the Revolving Commitment Termination Date, (b) as to any LIBOR Rate Loan or Competitive Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan or Competitive Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period" shall mean (a) with respect to any LIBOR Rate
          ---------------
Loan, (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto and (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto and (b) with respect to any Competitive Loan, a period of not less than 7 nor more than 180 days' duration, as the Borrower may request and the Competitive Lender may agree in accordance with the provisions of Section 2.2; provided, however, (A) if any Interest Period
                           --------  -------
pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day, (B) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month, (C) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan, (D) any Interest Period in respect of any Loan that would otherwise extend beyond the Revolving Commitment Termination Date is due on the Revolving Commitment Termination Date, and (E) no more than six (6) LIBOR Rate Loans may be in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

         "Issuing Lender" shall mean First Union.
          --------------

         "Issuing Lender Fees" shall have the meaning set forth in Section
          -------------------
2.5(d).

         "Lender" shall have the meaning set forth in the first paragraph of
          ------
this Agreement.

         "Letters of Credit" shall mean any letter of credit issued by the
          -----------------
Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

         "Letter of Credit Fee" shall have the meaning set forth in Section
          --------------------
2.5(c).

         "Leverage Ratio" means, with respect to the Borrower and its
          --------------
Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of the Borrower and its Subsidiaries on a consolidated basis (excluding for purposes hereof, Funded Debt of the type set forth in subsection (l) of the definition of

"Indebtedness" set forth in this Section 1.1 to the extent that it is less than $75,000,000 in the aggregate) on the last day of such period to
(b) Consolidated EBITDA for such period.

         "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period
          -----
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO
--------  -------
Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" shall mean, initially, the office of each
          --------------------
Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2;
                                                                 ------------
and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" shall mean a rate per annum (rounded upwards, if
          ----------
necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                  LIBOR Rate =                       LIBOR
                                    ------------------------------------
                                    1.00 - Eurodollar Reserve Percentage

         "LIBOR Rate Loan" shall mean Loans the rate of interest applicable
          ---------------
to which is based on the LIBOR Rate.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment,
          ----
deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan" shall mean a Revolving Loan, a Swingline Loan and/or
          ----
Competitive Loans, as appropriate.

         "LOC Commitment" shall mean the commitment of the Issuing Lender to
          --------------
issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as
                                                      ---------------
such amount may be reduced from time to time in accordance with the provisions hereof.

         "LOC Commitment Percentage" shall mean, for each Lender, the
          -------------------------
percentage identified as its LOC Commitment Percentage on Schedule 2.1(a),
                                                          ---------------
as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "LOC Committed Amount" shall mean, collectively, the aggregate
          --------------------
amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.4 and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).
                                                       ---------------

         "LOC Documents" shall mean, with respect to any Letter of Credit,
          -------------
such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any collateral security for such obligations.

         "LOC Obligations" shall mean, at any time, the sum of (a) the
          ---------------
maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b)
                                                                    ----
the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Mandatory Borrowing" shall have the meaning set forth in Section
          -------------------
2.3(b)(ii) or Section 2.4(e), as the context may require.

         "Material Adverse Effect" shall mean a material adverse effect on
          -----------------------
(a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Moody's" shall mean Moody's Investors Service, Inc.
          -------

         "Multiemployer Plan" shall mean a Plan which is a multiemployer
          ------------------
plan as defined in Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received
          -----------------
by the Borrower or any Subsidiary in respect of any Asset Disposition or Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and
(b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Subsidiary in any Asset Disposition or Equity Issuance.

         "Note" or "Notes" shall mean the Revolving Notes, Competitive Loan
          ----      -----
Notes and/or the Swingline Note, collectively, separately or individually, as appropriate.

         "Notice of Borrowing" shall mean the written notice of borrowing as
          -------------------
referenced and defined in Section 2.1(b)(i) or 2.3(b)(i), as appropriate.

         "Notice of Conversion" shall mean the written notice of extension
          --------------------
or conversion as referenced and defined in Section 2.10.

         "Obligations" shall mean, collectively, Loans and LOC Obligations.
          -----------

         "Participant" shall have the meaning set forth in Section 9.6(b).
          -----------

         "Participation Interest" shall mean the purchase by a Lender of a
          ----------------------
participation interest in Swingline Loans as provided in Section 2.3(b)(ii) or in Letters of Credit as provided in Section 2.4.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation
          ----
established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition" shall means an Acquisition by the Borrower
          ---------------------
or any Subsidiary of the Borrower for the fair market value of the capital stock or Property acquired, provided that (a) the capital stock or Property
                            --------
acquired in such Acquisition relates to a line of business similar to the business of the Borrower and its Subsidiaries engaged in on the Closing Date; (b) in the case of an Acquisition of the capital stock of another Person, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (ii) such Person shall become a wholly-owned direct or indirect Subsidiary of the Borrower; (c) the representations and warranties made by the Borrower in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto); and (d) if the aggregate consideration for such Acquisition exceeds 1% of the Borrower's Consolidated Total Assets, the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro Forma Basis, the Borrower will be in compliance with all of the financial covenants set forth in Section 5.8.

         "Permitted Investments" shall mean:
          ---------------------

                  (a) cash and Cash Equivalents;

                  (b) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (c) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (d) investments existing as of the Closing Date and set forth in Schedule 6.5;
                  ------------

                  (e) loans to employees, directors or officers in connection with the award of convertible bonds or stock under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement in the aggregate not to exceed $5,000,000 (calculated on the exercise price for any such shares) in the aggregate at any time outstanding;

                  (f) other advances or loans to employees, directors, officers, shareholders or agents not to exceed $10,000,000 in the aggregate at any time outstanding,

                  (g) Permitted Acquisitions; and

                  (h) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses hereof, provided
                                                                  --------
         that such loans, advances and/or investments made pursuant to this clause (h) shall not exceed an aggregate amount of more than five percent (5%) of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

         As used herein, "investment" means all investments, in cash or by
                          ----------
delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         "Permitted Liens" means:
          ---------------

                  (a) Liens existing as of the Closing Date and set forth on
         Schedule 6.2; provided that (i) no such Lien shall at any time be
         ------------  --------
         extended to or cover any Property other than the Property subject thereto on the Closing Date (provided, however, that Liens on new Property which arise in replacement of Liens on previously owned Property to the extent that such new Property is acquired through like-kind exchanges or similar substitutions shall be permitted hereunder) and (ii) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

                  (b) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that
                                                              --------
         such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                  (d) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (e) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments
                                              --------
         secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                  (f) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                  (g) Liens securing purchase money Indebtedness (including Capital Leases), provided that any such Lien attaches only to the
                          --------
         Property financed and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof;

                  (h) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries;

                  (i) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

                  (j) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                  (k) inchoate Liens arising under ERISA to secure current service pension liabilities as they are incurred under the provisions of any Plan;

                  (l) Liens assumed in connection with a Permitted Acquisition, so long as such Liens cover only the assets acquired pursuant to such Permitted Acquisition; and

                  (m) additional Liens not otherwise permitted by the foregoing clauses hereof provided that such additional Liens
                                  --------
         permitted by this clause (m) do not encumber property and assets which constitute more than fifteen percent (15%) of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

         "Person" shall mean an individual, partnership, corporation,
          ------
limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan" shall mean, at any particular time, any employee benefit
          ----
plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" shall have the meaning set forth in the definition of
          ----------
Alternate Base Rate.

         "Pro Forma Basis" means, for purposes of calculating compliance
          ---------------
with each of the financial covenants set forth in Section 5.8 in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the information required pursuant to Section 5.1 In connection with any calculation of the financial covenants set forth in Section 5.8 upon giving effect to a transaction on a Pro Forma Basis, (a) any Indebtedness incurred by the Borrower in connection with such transaction (i) shall be deemed to have been incurred as of the first day of the applicable period and (ii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, (b) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or to the Acquisition comprising such transaction, as applicable, shall be included to the extent relating to the relevant period and (c) pro forma adjustments may be included to the extent that such adjustments give effect to events that are (i) directly attributable to such transaction, (ii) expected to continue to be applicable to the Borrower and (iii) factually supportable.

         "Pro Forma Compliance Certificate" means a certificate of an
          --------------------------------
Responsible Officer of the Borrower delivered to the Administrative Agent in connection with any Acquisition as referred to in the definition of "Permitted Acquisition" set forth in this Section 1.1, as applicable, and
 ---------------------
containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Leverage Ratio, Interest Coverage Ratio and the Consolidated Tangible Net Worth as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the financial information required pursuant to Section 5.1.

         "Property" means any interest in any kind of property or asset,
          --------
whether real, personal or mixed, or tangible or intangible.

         "Purchasing Lenders" shall have the meaning set forth in
          ------------------
Section 9.6(c).

         "Register" shall have the meaning set forth in Section 9.6(d).
          --------

         "Reorganization" shall mean, with respect to any Multiemployer
          --------------
Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Reportable Event" shall mean any of the events set forth in
          ----------------
Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

         "Required Lenders" shall mean Lenders, other than Defaulting
          ----------------
Lenders, which are then in compliance with their obligations hereunder (as determined by the Administrative Agent) holding in the aggregate greater than 50% of (i) the Revolving Commitments (and Participation Interests therein) or (ii) if the Revolving Commitments have been terminated, the outstanding Competitive Loans, Revolving Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit and of the Swingline Lender in any Swingline Loans).

         "Requirement of Law" shall mean, as to any Person, the Certificate
          ------------------
of Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean, the President and Chief Executive
          -------------------
Officer or the Vice President and Treasurer of the Borrower.

         "Restricted Payment" shall have the meaning set forth in
          ------------------
Section 6.10.

         "Revolving Commitment" shall mean, with respect to each Lender, the
          --------------------
commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a),
                                                               ---------------
as such amount may be reduced from time to time in accordance with the provisions hereof.

         "Revolving Commitment Percentage" shall mean, for each Lender, the
          -------------------------------
percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a),
                                                                ---------------
as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Revolving Commitment Termination Date" shall mean July 30, 2004.
          -------------------------------------

         "Revolving Committed Amount" shall mean, collectively, the
          --------------------------
aggregate amount of all Revolving Commitments as referenced in Section 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof, and, individually, the amount of each Lender's Revolving Commitment as specified on Schedule 2.1(a).
                                     ---------------

         "Revolving Loans" shall have the meaning set forth in Section 2.1.
          ---------------

         "Revolving Note" or "Revolving Notes" shall mean the promissory
          --------------      ---------------
notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of
          ---
McGraw Hill, Inc.

         "Sale Leaseback Transaction" means any direct or indirect
          --------------------------
arrangement with any Person or to which any such Person is a party, providing for the leasing to the Borrower of any Property, whether owned by the Borrower as of the Closing Date or later acquired, which has been or is to be sold or transferred by the Borrower to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

         "Senior Notes" means those certain senior notes of the Borrower as
          ------------
referenced on Schedule 1.1(b).
              ---------------

         "Single Employer Plan" shall mean any Plan which is not a
          --------------------
Multiemployer Plan.

         "Specified Sales" shall mean (a) the sale, transfer, lease or other
          ---------------
disposition of inventory and materials in the ordinary course of business and (b) the sale, transfer or other disposition of cash and Cash Equivalents, so long as the Borrower or the applicable Subsidiary receives, in return, cash, Cash Equivalents or other property having a fair market value equal to the fair market value of such Cash Equivalents.

         "Subsidiary" shall mean, as to any Person, a corporation,
          ----------
partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swingline Commitment" shall mean the commitment of the Swingline
          --------------------
Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.3(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "Swingline Committed Amount" shall mean the amount of the Swingline
          --------------------------
Lender's Swingline Commitment as specified in Section 2.3(a).

         "Swingline Lender" shall mean First Union, in its capacity as such.
          ----------------

         "Swingline Loan" or "Swingline Loans" shall have the meaning set
          --------------      ---------------
forth in Section 2.3(a).

         "Swingline Note" shall mean the promissory note of the Borrower in
          --------------
favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.3(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "Taxes" shall have the meaning set forth in Section 2.18.
          -----

         "Tranche" shall mean the collective reference to LIBOR Rate Loans
          -------
whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

         "Transfer Effective Date" shall have the meaning set forth in each
          -----------------------
Commitment Transfer Supplement.

         "2.18 Certificate" shall have the meaning set forth in Section 2.18.
          ----------------

         "Type" shall mean, as to any Loan, its nature as an Alternate Base
          ----
Rate Loan, LIBOR Rate Loan or Swingline Loan, as the case may be.

         "Utilization Fees" has the meaning set forth in Section 2.5(b).
          ----------------

         "Utilized Revolving Commitment" means, for any day from the Closing
          -----------------------------
Date to the Revolving Commitment Termination Date, an amount equal to the outstanding aggregate principal amount of all Loans and undrawn Letters of Credit.

         "Voting Stock" means, with respect to any Person, Capital Stock
          ------------
issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         "Year 2000 Compliant" shall have the meaning set forth in
          -------------------
Section 3.20.

         "364-Day Credit Agreement" means that 364-Day Credit Agreement
          ------------------------
dated as of the date hereof, as amended and modified, among the Borrower, the lenders identified therein and First Union National Bank, as Administrative Agent.

         SECTION 1.2  OTHER DEFINITIONAL PROVISIONS.
                      -----------------------------

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         SECTION 1.3  ACCOUNTING TERMS.
                      ----------------

         Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Administrative
                --------
Agent that it wishes to amend any covenant in Section 5.8 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.8 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (a) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (b) a reasonable estimate of the effect on the financial statements on account of such changes in application.


                                 ARTICLE II

                         THE LOANS; AMOUNT AND TERMS

         SECTION 2.1  REVOLVING LOANS.
                      ---------------

                  (a) Revolving Commitment. During the Commitment Period,
                      --------------------
         subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the
                                                 ---------------
         Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender
         --------  -------
         individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment Percentage
                         ----
         of Swingline Loans plus such Lender's LOC Commitment Percentage of
                            ----
         LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC
                                               ----                 ----
         Obligations, plus Competitive Loans shall not exceed the Revolving
                      ----
         Committed Amount. For purposes hereof, the aggregate amount available hereunder shall be TWO Hundred FIVE Million DOLLARS ($205,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "Revolving
                                                            ---------
         Committed Amount"). Revolving Loans may consist of Alternate Base
         ----------------
         Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

                  (b) Revolving Loan Borrowings.
                      -------------------------

                           (i) Notice of Borrowing. The Borrower shall
                               -------------------
                  request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall
                  specify (A) that a Revolving Loan is requested, (B) the
                  date of the requested borrowing (which shall be a Business
                  Day), (C) the aggregate principal amount to be borrowed,
                  (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the
                  Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached as Schedule 2.1(b)(i).
                      -------------------                  ------------------
                  If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable

                  Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the Type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative
                  Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof. All Revolving Loans made on the Closing Date shall bear interest at the Alternate Base Rate until the earlier of (i) the completion of the syndication of the Commitments to financial institutions which shall become Lenders hereunder or (ii) thirty days from the Closing Date.

                           (ii) Minimum Amounts. Each Revolving Loan
                                ---------------
                  borrowing that is a LIBOR Rate Loan shall be in a minimum aggregate amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Revolving Loan borrowing that is a Alternate Base Rate Loan shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $250,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                           (iii) Advances. Each Lender will make its
                                 --------
                  Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Schedule 9.2, or at such
                                                    ------------
                  other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  (c) Repayment. The principal amount of all Revolving Loans
                      ---------
         shall be due and payable in full on the Revolving Commitment Termination Date.

                  (d) Interest. Subject to the provisions of Section 2.9,
                      --------
         Revolving Loans shall bear interest as follows:

                           (i) Alternate Base Rate Loans. During such
                               -------------------------
                  periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Margin; and
                                      ----

                           (ii) LIBOR Rate Loans. During such periods as
                                ----------------
                  Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the
                                                                ----
                  Applicable Margin.

         Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

                  (e) Revolving Notes. Each Lender's Revolving Commitment
                      ---------------
         Percentage of the Revolving Loans shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.1(e).
                                   ---------------

         SECTION 2.2  COMPETITIVE LOAN SUBFACILITY.
                      ----------------------------

                  (a) Competitive Loans. Subject to the terms and conditions
                      -----------------
         hereof and in reliance upon the representations and warranties set forth herein, the Borrower may, during the Commitment Period, request and each Lender may, in its sole discretion, agree to make, Competitive Loans to the Borrower; provided, however, that (i) with
                                            --------  -------
         regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving
                                        ----
         Commitment Percentage of Swingline Loans plus such Lender's LOC
                                                  ----
         Commitment Percentage of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus
                                                                        ----
         Swingline Loans plus LOC Obligations plus Competitive Loans shall
                         ----                 ----
         not exceed the Revolving Committed Amount. Each Competitive Loan shall be not less than $5,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Revolving Committed Amount, if less).

                  (b) Competitive Bid Requests. The Borrower may solicit
                      ------------------------
         Competitive Bids by delivery of a Competitive Bid Request substantially in the form of Exhibit 2.2(b)-1 to the Administrative
                                      ----------------
         Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day not less than three (3) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day), (ii) the amount of the requested Competitive Loan borrowing and (iii) the applicable Interest Periods requested. The Administrative Agent shall, promptly following its receipt of a Competitive Bid Request under this subsection (b), notify the affected Lenders of its receipt and the contents thereof and invite the Lenders to submit Competitive Bids in response thereto. A form of such notice is provided in
         Exhibit 2.2(b)-2. No more than three (3) Competitive Bid Requests
         ----------------
         (e.g., the Borrower may request Competitive Bids for no more than three (3) different Interest Periods at a time) shall be submitted at any one time and Competitive Bid Requests may be made no more frequently than once every five (5) Business Days.

                  (c) Competitive Bid Procedure. Each Lender may, in its
                      -------------------------
         sole discretion, make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid must be received by the Administrative Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the Business Day next succeeding the date of receipt by the Administrative Agent of the related Competitive Bid Request. A Lender may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted, (ii) the minimum (which shall be not less than $1,000,000 and integral multiples of $500,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Lender is willing to make, and (iii) the applicable interest rate or rates and Interest Period or Periods therefor. A form of such Competitive Bid is provided in Exhibit 2.2(c). A Competitive Bid
                                        --------------
         submitted by a Lender in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall promptly notify the Borrower of all Competitive Bids made and the terms thereof. The Administrative Agent shall send a copy of each of the Competitive Bids to the Borrower for its records as soon as practicable.

                  (d) Submission of Competitive Bids by Administrative
                      ------------------------------------------------
         Agent. If the Administrative Agent, in its capacity as a Lender,
         -----
         elects to submit a Competitive Bid in response to any Competitive Bid Request, it shall submit such Competitive Bid directly to the Borrower one-half of an hour earlier than the latest time at which the other Lenders are required to submit their Competitive Bids to the Administrative Agent in response to such Competitive Bid Request pursuant to subsection (c) above.

                  (e) Acceptance of Competitive Bids. The Borrower may, in
                      ------------------------------
         its sole and absolute discretion, subject only to the provisions of this subsection (e), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, the Borrower shall give written notification (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit 2.2(e) of its acceptance of
                                      --------------

         any or all such Competitive Bids to the Administrative Agent by 11:00 A.M.. (Charlotte, North Carolina time) on the date on which notice of election to make a Competitive Bid is to be given to the Administrative Agent by the Lenders; provided, however, (i) the
                                              --------  -------
         failure by the Borrower to give timely notice of its acceptance of a Competitive Bid shall be deemed to be a refusal thereof, (ii) the Borrower may accept Competitive Bids only in ascending order of rates, (iii) the aggregate amount of Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) the Borrower may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause the Borrower to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein (and provided that where two or more Lenders submit such a Competitive Bid at the same Competitive Bid Rate, then pro rata between or among such Lenders) and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of subsection (iv) hereof, then in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof (but not in any event less than the minimum amount specified in the Competitive Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to subsection (iv) hereof, the amounts shall be rounded to integral multiples of $100,000 in a manner which shall be in the discretion of the Borrower. A notice of acceptance of a Competitive Bid given by the Borrower in accordance with the provisions hereof shall be irrevocable. The Administrative Agent shall, not later than 12:00

         Noon (Charlotte, North Carolina time) on the date of receipt by the Administrative Agent of a notification from the Borrower of its acceptance and/or refusal of Competitive Bids, notify each affected Lender of its receipt and the contents thereof. Upon its receipt from the Administrative Agent of notification of the Borrower's acceptance of its Competitive Bid in accordance with the terms of this subsection (e), each successful bidding Lender will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

                  (f) Funding of Competitive Loans. Each Lender which is to
                      ----------------------------
         make a Competitive Loan shall make its Competitive Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in
         Schedule 9.2, or at such other office as the Administrative Agent
         ------------
         may designate in writing, by 1:30 P.M. (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by crediting the account of the Borrower on the books of such office with the aggregate of the amount made available to the Administrative Agent by the applicable Competitive Loan Lenders and in like funds as received by the Administrative Agent.

                  (g) Maturity of Competitive Loans. Each Competitive Loan
                      -----------------------------
         shall mature and be due and payable in full on the last day of the Interest Period applicable thereto, unless accelerated sooner pursuant to Section 7.2. Unless the Borrower shall give notice to the Administrative Agent otherwise, the Borrower shall be deemed to have requested a Revolving Loan borrowing in the amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

                  (h) Interest on Competitive Loans. Subject to the
                      -----------------------------
         provisions of Section 2.9, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

                  (i) Competitive Loan Notes. The Competitive Loans made by
                      ----------------------
         each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of
         Schedule 2.2(i).
         ---------------

         SECTION 2.3  SWINGLINE LOAN SUBFACILITY.
                      --------------------------

                  (a) Swingline Commitment. During the Commitment Period,
                      --------------------
         subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively,
                                        --------------
         the "Swingline Loans") for the purposes hereinafter set forth;
              ---------------
         provided, however, (i) the aggregate amount of Swingline Loans
         --------  -------
         outstanding at any time shall not exceed TWENTY FIVE MILLION DOLLARS ($25,000,000) (the "Swingline Committed Amount"), and (ii)
                                     --------------------------
         the sum of the aggregate amount of outstanding Revolving Loans plus
                                                                        ----
         Swingline Loans plus LOC Obligations plus Competitive Loans shall
                         ----                 ----
         not
         exceed the Revolving Committed Amount. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Swingline Loan Borrowings.
                      -------------------------

                           (i) Notice of Borrowing and Disbursement. The
                               ------------------------------------
                  Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 12:00 Noon (Charlotte, North Carolina time) on such Business Day. A notice of request for Swingline Loan borrowing shall be made in the form of
                  Schedule 2.1(b)(i) with appropriate modifications.
                  ------------------
                  Swingline Loan borrowings hereunder shall be made in minimum amounts of $100,000 and in integral amounts of $100,000 in excess thereof.

                           (ii) Repayment of Swingline Loans. Each Swingline
                                ----------------------------
                  Loan borrowing shall be due and payable on the Revolving Commitment Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following
                         --------  -------
                  circumstances, any such demand shall also be deemed to
                  have been given one Business Day prior to each of (A) the Revolving Commitment Termination Date, (B) the occurrence of any Event of Default described in Section 7.1(e), (C) upon acceleration of the Borrower Obligations hereunder, whether on account of an Event of Default described in
                  Section 7.1(e) or any other Event of Default and (D) the exercise of remedies in accordance with the provisions of
                  Section 7.2 hereof (each such Revolving Loan borrowing
                  made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each Lender hereby irrevocably
                   -------------------
                  agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (A) the amount of Mandatory Borrowing may
                  ---------------
                  not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (B) whether any conditions specified in Section 4.2 are then satisfied, (C) whether a Default or an Event of Default then exists, (D) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (E) the date of such Mandatory Borrowing, or (F) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2), provided that (A) all interest payable on the Swingline
                  --------
                  Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (c) Interest on Swingline Loans. Subject to the provisions
                      ---------------------------
         of Section 2.9, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Margin
                                               ----
         for Revolving Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

                  (d) Swingline Note. The Swingline Loans shall be evidenced
                      --------------
         by a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Schedule 2.3(d).
                                      ---------------

         SECTION 2.4  LETTER OF CREDIT SUBFACILITY.
                      ----------------------------

                  (a) Issuance. Subject to the terms and conditions hereof
                      --------
         and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate
                             --------  -------
         amount of LOC Obligations shall not at any time exceed FIVE MILLION DOLLARS ($5,000,000) (the "LOC Committed Amount"), (ii) the sum of
                                    --------------------
         the aggregate amount of Revolving Loans plus Swingline Loans plus
                                                 ----                 ----
         LOC Obligations plus Competitive Loans shall not at any time exceed
                         ----
         the Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided,
                                                                 --------
         however, so long as no Default or Event of Default has occurred and
         -------
         is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as
                    --------  -------
         originally issued or as extended, shall have an expiry date extending beyond the Revolving Commitment Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $150,000. First Union shall be the Issuing Lender on all Letters of Credit issued after the Closing Date.

                  (b) Notice and Reports. The request for the issuance of a
                      ------------------
         Letter of Credit shall be submitted to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

                  (c) Participations. Each Lender upon issuance of a Letter
                      --------------
         of Credit shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection
         (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any
                      -------------
         Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Swingline Loan or Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus two percent (2%). Unless the Borrower shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Swingline Loan, or if and to the extent Swingline Loans shall not be available, a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Borrower Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Repayment with Revolving Loans. On any day on which
                      ------------------------------
         the Borrower shall have requested, or been deemed to have requested, (i) a Swingline Loan borrowing to reimburse a drawing under a Letter of Credit, the Swingline Lender shall make the Swingline Loan advance pursuant to the terms of the request or deemed request in accordance with the provisions for Swingline Loan advances hereunder, or (ii) a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made
                       -------------------
         (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Lender's respective
                                  --- ----
         Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and in the case of both clauses (i) and (ii) the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory
                        ---------------
         Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the
                                             --------  -------
         event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (f) Modification, Extension. The issuance of any
                      -----------------------
         supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (g) Uniform Customs and Practices. The Issuing Lender
                      -----------------------------
         shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in
                                                                 ---
         which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

         SECTION 2.5  FEES.
                      ----

                  (a) Facility Fee. In consideration of the Revolving
                      ------------
         Commitment, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a facility fee (the "Facility Fee") in an amount equal to the Applicable Margin per
          ------------
         annum on the average daily aggregate Revolving Committed Amount. The Facility Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

                  (b) Utilization Fees.
                      ----------------

                           (i) If on any day the Utilized Revolving
                  Commitment hereunder together with the "Utilized Revolving Commitment" under the 364-Day Credit Agreement, (as such term is defined therein) exceeds the product of (A) one-half (1/2) times (B) the Revolving Committed Amount
                                 -----
                  hereunder plus the Revolving Committed Amount under the
                            ----
                  364-Day Credit Agreement, the Borrower agrees to pay to the Administrative Agent, for the pro rata benefit of each Lender, a per annum fee equal to 12.5 basis points on the Utilized Revolving Commitment (the "Utilization Fees").
                                                      ----------------

                           (ii) The accrued Utilization Fees shall be due
                  and payable in arrears fifteen days after the end of each fiscal quarter of the Borrower (as well as on the Revolving Commitment Termination Date) for the immediately preceding fiscal quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

                  (c) Letter of Credit Fees. In consideration of the LOC
                      ---------------------
         Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Margin per
               --------------------
         annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-eighth of one percent (1/8%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

                  (d) Issuing Lender Fees. In addition to the Letter of
                      -------------------
         Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing
                                                                    -------
         Lender Fees").
         -----------

         SECTION 2.6  COMMITMENT REDUCTIONS.
                      ---------------------

                  (a) Voluntary Reductions. The Borrower shall have the
                      --------------------
         right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five Business Days' prior notice to the

         Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent, provided that no such reduction or termination shall be permitted
         --------
         if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus Swingline Loans plus LOC Obligations plus Competitive Loans
         ----                 ----                 ----
         would exceed the Revolving Committed Amount.

                  (b) Revolving Commitment Termination Date. The Revolving
                      -------------------------------------
         Commitment, the LOC Commitment and the Swingline Commitment shall automatically terminate on the Revolving Commitment Termination Date.

         SECTION 2.7  PREPAYMENTS.
                      -----------

                  (a) Optional Prepayments. The Borrower shall have the
                      --------------------
         right to prepay Revolving Loans, Swingline Loans and, with the consent of the applicable Competitive Loan Lender or Lenders, Competitive Loans, in whole or in part from time to time; provided,
                                                                   --------
         however, that each partial prepayment of Revolving Loans shall be
         -------
         in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof and each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give three Business Days' irrevocable notice in the case of LIBOR Rate Loans and Competitive Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable).

                  (b) Mandatory Prepayments. If at any time, the aggregate
                      ---------------------
         principal amount of Loans and LOC Obligations shall exceed the Revolving Committed Amount, the Borrower shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

                  (c) Application. Unless otherwise specified by the
                      -----------
         Borrower, prepayments made hereunder shall be applied first to Revolving Loans which are Base Rate Loans, then to Revolving Loans which are LIBOR Rate Loans in direct order of Interest Period maturities and then to Competitive Loans in direct order of Interest Period maturities. All prepayments under Section 2.7(a) and 2.7(b) shall be subject to Section 2.17, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Swingline Loan and the Revolving Loans may be reborrowed in accordance with the terms hereof.

         SECTION 2.8  MINIMUM PRINCIPAL AMOUNT OF TRANCHES.
                      ------------------------------------

         All borrowings, payments and prepayments in respect of Revolving Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans comprising any Tranche shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

         SECTION 2.9  DEFAULT RATE AND PAYMENT DATES.
                      ------------------------------

         Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Alternate Base Rate plus 2%).
                    ----

         SECTION 2.10 CONVERSION OPTIONS.
                      ------------------

                  (a) The Borrower may, in the case of Revolving Loans elect from time to time to convert Alternate Base Rate Loans to LIBOR
         Rate Loans, by giving the Administrative Agent at least three Business Days' prior irrevocable written notice of such election. A form of Notice of Conversion/Extension is attached as Schedule 2.10.
                                                               -------------
         If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Rate Loan
         --------
         when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

                  (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.10(a); provided, that no LIBOR Rate Loan may be continued as such
                  --------
         when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

         SECTION 2.11 COMPUTATION OF INTEREST AND FEES.
                      --------------------------------

                  (a) Interest payable hereunder with respect to Alternate Base Rate Loans shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

                  (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

         SECTION 2.12 PRO RATA TREATMENT AND PAYMENTS.
                      -------------------------------

         Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective
                                    --- ----
Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.5, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section 2.5 shall be made pro rata in accordance
                                                  --- ----
with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender
Fees). Each optional prepayment on account of principal of the Loans shall be applied, to such of the Loans as the Borrower may designate (to be applied pro rata among the Lenders); provided, that prepayments made
        --- ----                     --------
pursuant to Section 2.15 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.7(b). With respect to Competitive Loans, if the Borrower fails to specify the particular Competitive Loan or Loans as to which any payment or other amount should be applied and it is not otherwise clear as to the particular Competitive Loan or Loans to which such payment or other amounts relate, or any such payment or other amount is to be applied to Competitive Loans without regard to any such direction by the Borrower, then each payment or prepayment of principal on Competitive Loans and each payment of interest or other amount on or in respect of Competitive Loans, shall be allocated pro rata among the relevant Competitive Loan Lenders in accordance with the then outstanding amounts of their respective Competitive Loans. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.18(b)) and shall be made to the Administrative Agent for the account of the Lenders at the

Administrative Agent's office specified on Schedule 9.2 in Dollars and in
                                           ------------
immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

         SECTION 2.13 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.
                      ------------------------------------------------

                  (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

                  (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the

         Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

                  (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.13 shall be conclusive in the absence of manifest error.

         SECTION 2.14 INABILITY TO DETERMINE INTEREST RATE.
                      ------------------------------------

         Notwithstanding any other provision of this Agreement, if (a) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (b) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Rate Loan during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

         SECTION 2.15 ILLEGALITY.
                      ----------

         Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall
                                  --------  -------
not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

         SECTION 2.16 REQUIREMENTS OF LAW.
                      -------------------

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject such Lender to any tax of any
                  kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any
                  reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                           (iii) shall impose on such Lender any other
                  condition;

         and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that
                                                     --------  -------
         such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

                  (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

                  (c) The agreements in this Section 2.16 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 2.17 INDEMNITY.
                      ---------

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 2.18 TAXES.
                      -----

                  (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.18(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed,
                          -----
         the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent, upon written request of the Administrative Agent, as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause
         (i) above, or (x) a certificate substantially in the form of
         Schedule 2.18 (any such certificate, a "2.18 Certificate") and (y)
         -------------                           ----------------
         two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.18(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.18(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.18(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.18, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.18(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

                  (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause
                       --------  -------
         the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

                  (d) If the Borrower pays any additional amount pursuant to this Section 2.18 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such
                                                     --------
         Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.18, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.18 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.18 to the Borrower or any other party.

                  (e) The agreements in this Section 2.18 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION 2.19 INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.
                      --------------------------------------------------

                  (a) In addition to its other obligations under Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government
                                                               ----------
         Acts").
         ----

                  (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any

         Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (d) Nothing in this Section 2.19 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.4(d) hereof. The obligations of the Borrower under this Section
         2.19 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

                  (e) Notwithstanding anything to the contrary contained in this Section 2.19, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.


                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender that:

         SECTION 3.1  FINANCIAL CONDITION.
                      -------------------

         Borrower and its Subsidiaries on a consolidated basis as of such dates. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

         SECTION 3.2  NO CHANGE.
                      ---------

         Since December 31, 1998 (and after delivery of annual audited financial statements in accordance with Section 5.1(a), from the date of the most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.3  CORPORATE EXISTENCE; COMPLIANCE WITH LAW.
                      ----------------------------------------

         Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law (including without limitation, environmental laws), except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 3.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
                      -------------------------------------------------------

         The Borrower has the full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower. Each Credit Document to which it is a party has been duly executed and delivered on behalf of the Borrower. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 3.5  NO LEGAL BAR; NO DEFAULT.
                      ------------------------

         The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation of the Borrower or its Subsidiaries (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than any Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 3.6  NO MATERIAL LITIGATION.
                      ----------------------

         Except as set forth in Schedule 3.6, no litigation, investigation
                                ------------
or proceeding (including without limitation, any environmental proceeding) of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the

Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.7  INVESTMENT COMPANY ACT.
                      ----------------------

         The Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 3.8  MARGIN REGULATIONS.
                      ------------------

         No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Borrower and its Subsidiaries taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Borrower and its Subsidiaries taken as a group does not exceed 25% of the value of their assets.

         SECTION 3.9  ERISA.
                      -----

         Except as set forth in Schedule 3.9, neither a Reportable Event nor
                                ------------
an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.10 PURPOSE OF LOANS.
                      ----------------

         The proceeds of the Loans hereunder shall be used solely by the Borrower to (a) refinance existing Indebtedness of the Borrower and to pay certain fees and expenses related thereto, and (b) provide for working capital and other general corporate purposes, including commercial paper back-up. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

         SECTION 3.11 SUBSIDIARIES.
                      ------------

         Set forth on Schedule 3.11 is a complete and accurate list of all
                      -------------
Subsidiaries of the Borrower. Information on the attached Schedule includes state of incorporation and the percentage of outstanding shares of each class of stock owned by the Borrower.

         SECTION 3.12 OWNERSHIP.
                      ---------

         Each of the Borrower and its Subsidiaries is the owner of, and has good and marketable title to, all of its respective assets, except as may be permitted pursuant Section 6.13 hereof, and none of such assets is subject to any Lien other than Permitted Liens.

         SECTION 3.13 INDEBTEDNESS.
                      ------------

         Except as otherwise permitted under Section 6.1, the Borrower and its Subsidiaries have no Indebtedness.

         SECTION 3.14 TAXES.
                      -----

         Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither the Borrower nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.15 INVESTMENTS.
                      -----------

         All Investments of each of the Borrower and its Subsidiaries are Permitted Investments.

         SECTION 3.16 NO BURDENSOME RESTRICTIONS.
                      --------------------------

         None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.17 BROKERS' FEES.
                      -------------

         None of the Borrower or any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Credit Agreement.

         SECTION 3.18 LABOR MATTERS.
                      -------------

         There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date, other than as set forth in Schedule 3.18 hereto.
                                                -------------
Neither the Borrower nor any of its Subsidiaries (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 3.18 hereto or (b)
                                                -------------
has knowledge of any potential or pending strike, walkout or work stoppage which could be reasonably expected to have a Material Adverse Effect.

         SECTION 3.19 ACCURACY AND COMPLETENESS OF INFORMATION.
                      ----------------------------------------

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Borrower to the Administrative Agent and/or the Lenders.

         SECTION 3.20 YEAR 2000 ISSUE.
                      ---------------

         Any reprogramming and related testing required to permit the proper functioning of the Borrower's and its Subsidiaries' computer systems in and following the year 2000 will be completed in all material respects prior to September 1, 1999 (that is, the Borrower will be "Year 2000 Compliant"), and the cost to the Borrower and its Subsidiaries of such reprogramming and testing will not result in a Default or Event of Default or a Material Adverse Effect. Except for such reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, adequate for the conduct of its business.

                                 ARTICLE IV

                            CONDITIONS PRECEDENT

         SECTION 4.1  CONDITIONS TO CLOSING DATE AND INITIAL REVOLVING LOANS.
                      ------------------------------------------------------

         This Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent:

                  (a) Execution of Agreement. The Administrative Agent shall
                      ----------------------
         have received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) for the account of each Lender, Revolving Notes and Competitive Loan Notes and for the account of the Swingline Lender, a Swingline Note and (iii) an executed copy of the 364-Day Credit Agreement and documentation related thereto.

                  (b) Authority Documents. The Administrative Agent shall
                      -------------------
         have received the following:

                           (i) Articles of Incorporation. Copies of the
                               -------------------------
                  articles of incorporation or other charter documents, as applicable, of the Borrower certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

                           (ii) Resolutions. Copies of resolutions of the
                                -----------
                  board of directors of the Borrower approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of the Borrower as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iii) Bylaws. A copy of the bylaws of the
                                 ------
                  Borrower certified by an officer of the Borrower as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iv) Good Standing. Copies of (A) certificates of
                                -------------
                  good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries in such state and (B) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (v) Incumbency. An incumbency certificate of the
                               ----------
                  Borrower certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

                  (c) Legal Opinions of Counsel. The Administrative Agent
                      -------------------------
         shall have received an opinion of Bryan Cave LLP and the General Counsel of the Borrower, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

                  (d) Fees and Expenses. The Administrative Agent shall have
                      -----------------
         received all fees and expenses owed by the Borrower to the Lenders and the Administrative Agent.

                  (e) Litigation. There shall not exist any pending
                      ----------
         litigation or investigation affecting or relating to the Borrower or any of its Subsidiaries, this Agreement and the other Credit Documents that in the reasonable judgment of the Administrative Agent could materially adversely affect the Borrower or any of its Subsidiaries, this Agreement and the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

                  (f) Corporate Structure. The corporate capital and
                      -------------------
         ownership structure of the Borrower and its Subsidiaries shall be as described in Schedule 3.11.
                         -------------

                  (g) Government Consent. The Administrative Agent shall
                      ------------------
         have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with the financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing.

                  (h) Compliance with Laws. The financings and other
                      --------------------
         transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

                  (i) Bankruptcy. There shall be no bankruptcy or insolvency
                      ----------
         proceedings with respect to the Borrower or any of its Subsidiaries.

                  (j) Financial Statements. The Administrative Agent shall
                      --------------------
         have received copies of the financial statements referred to in
         Section 3.1 hereof, each in form and substance satisfactory to it.

                  (k) Year 2000 Plan. The Administrative Agent shall have
                      --------------
         received the Borrower's plan for becoming Year 2000 Compliant, which plan shall be in form and substance satisfactory to the Administrative Agent.

                  (l) Termination of Existing Indebtedness. All existing
                      ------------------------------------
         Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than the existing Senior

         Notes and the Indebtedness listed on Schedule 6.1(b)) shall have
                                              ---------------
         been repaid in full and terminated.

                  (m) Account Designation Letter. The Administrative Agent
                      --------------------------
         shall have received the executed Account Designation Letter in the form of Schedule 1.1(a) hereto.
                 ---------------

                  (n) Additional Matters. All other documents and legal
                      ------------------
         matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         SECTION 4.2  CONDITIONS TO ALL EXTENSIONS OF CREDIT.
                      --------------------------------------

         The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

                  (a) Representations and Warranties. The representations
                      ------------------------------
         and warranties made by the Borrower herein or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date.

                  (b) No Default or Event of Default. No Default or Event of
                      ------------------------------
         Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

                  (c) Compliance with Commitments. Immediately after giving
                      ---------------------------
         effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline
                                                         ----
         Loans plus LOC Obligations plus Competitive Loans shall not exceed
               ----                 ----
         the Revolving Committed Amount, (ii) the LOC Obligations shall not exceed the LOC Committed Amount and (iii) the Swingline Loans shall not exceed the Swingline Commitment.

                  (d) Additional Conditions to Revolving Loans. If such Loan
                      ----------------------------------------
         is made pursuant to Section 2.1, all conditions set forth in such Section shall have been satisfied.

                  (e) Additional Conditions to Competitive Loans. If a
                      ------------------------------------------
         Competitive Loan is made pursuant to Section 2.2, all conditions set forth therein shall have been satisfied.

                  (f) Additional Conditions to Swingline Loan. If such Loan
                      ---------------------------------------
         is made pursuant to Section 2.3, all conditions set forth in such Section shall have been satisfied.

                  (g) Additional Conditions to Letters of Credit. If such
                      ------------------------------------------
         Extension of Credit is made pursuant to Section 2.4, all conditions set fort in such Section shall have been satisfied.

         Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (g) of this Section have been satisfied.


                                  ARTICLE V

                            AFFIRMATIVE COVENANTS

         The Borrower hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Borrower Obligations, together with interest, Facility Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Subsidiaries (other than in the case of Sections 5.1, 5.2 or 5.7 hereof), to:

         SECTION 5.1  FINANCIAL STATEMENTS.
                      --------------------

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available, but
                      ---------------------------
         in any event within one hundred and five (105) days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, audited by Ernst & Young, L.L.P., setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification; and

                  (b) Quarterly Financial Statements. As soon as available
                      ------------------------------
         and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments);

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

         SECTION 5.2  CERTIFICATES; OTHER INFORMATION.
                      -------------------------------

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.8 as of the last day of such period;

                  (c) within thirty (30) days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (d) promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person; and

                  (e) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

         SECTION 5.3  PAYMENT OF OBLIGATIONS.
                      ----------------------

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all its material obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

         SECTION 5.4  CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.
                      ------------------------------------------------

         Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate existence and cooperative status and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.5  MAINTENANCE OF PROPERTY; INSURANCE.
                      ----------------------------------

                  (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted);

                  (b) Maintain with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business (including, without limitation, hazard and business interruption coverage); and furnish to the Administrative Agent, upon written request, full information as to the insurance carried; provided, however, that the Borrower and its
                                --------  -------
         Subsidiaries may maintain self insurance plans to the extent companies of similar size and in similar businesses do so.

         SECTION 5.6  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
                      ------------------------------------------------------

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Borrower and its

Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

         SECTION 5.7  NOTICES.
                      -------

         Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

                  (a) within five Business Days after the Borrower knows or has reason to know thereof, the occurrence of any Default or Event of Default;

                  (b) promptly, any default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

                  (c) promptly, any litigation, or any investigation or proceeding known to the Borrower, affecting the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (d) as soon as possible and in any event within thirty
         (30) days after the Borrower knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (e) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

         SECTION 5.8  FINANCIAL COVENANTS.
                      -------------------

         Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

                  (a) Leverage Ratio. The Leverage Ratio, as of the last day
                      --------------
         of each fiscal quarter of the Borrower, shall be less than or equal to 4.0 to 1.0.

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio,
                      -----------------------
         as of the last day of each fiscal quarter of the Borrower, shall be greater than or equal to 2.5 to 1.0.

                  (c) Consolidated Tangible Net Worth. The Consolidated
                      -------------------------------
         Tangible Net Worth shall not at any time be less than $273,103,000, increased by the sum of (i) on a cumulative basis as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 1999, an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) an amount equal to 100% of the Net Cash Proceeds from any Equity Issuance occurring after the Closing Date.

         SECTION 5.9  COMPLIANCE WITH LAW.
                      -------------------

         The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities Law (including without limitation, environmental laws), applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.10 YEAR 2000 COMPLIANCE.
                      --------------------

         The Borrower will promptly notify the Administrative Agent in the event that it discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.11 FURTHER ASSURANCES.
                      ------------------

         As soon as available, but in any event within 15 Business Days of the Closing Date, the Borrower shall have provided the Administrative Agent with certificates of good standing, existence or its equivalent in each jurisdiction where any of the Borrower or its Subsidiaries conducts its operations or business.


                                 ARTICLE VI

                             NEGATIVE COVENANTS

         The Borrower hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Credit Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Borrower Obligations, together with interest, Facility Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower will not, nor will it permit any of its Subsidiaries to, either directly or indirectly:

         SECTION 6.1  INDEBTEDNESS.
                      ------------

         Incur, create, assume or permit to exist any other Indebtedness or liability on account of borrowed money, represented by any notes, bonds, debentures or similar obligations, or on account of the deferred purchase price of any property, or any other deposits, advance or progress payments under contracts, except:
                 ------

                  (a) Indebtedness arising or existing under this Credit Agreement, the other Credit Documents and the existing Senior Notes;

                  (b) Indebtedness of the Borrower and its Subsidiaries existing as of the Closing Date (and set forth in Schedule 6.1(b)
                                                           ---------------
         hereto) and renewals, refinancings and extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                  (c) Indebtedness and obligations owing under Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

                  (d) Indebtedness of the Borrower and its Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset and (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (e) Indebtedness secured by Liens to the extent permitted under subsection (m) of the definition of "Permitted Liens";
                                                    ---------------

                  (f) other unsecured Indebtedness of the Borrower and its Subsidiaries; provided that such Indebtedness is not senior in right of payment to the payment of the Indebtedness arising or existing under this Credit Agreement and the other Credit Documents.

         SECTION 6.2  LIENS.
                      -----

         Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         SECTION 6.3  NATURE OF BUSINESS.
                      ------------------

         Alter the character of their business in any material respect from that conducted as of the Closing Date or engage in any business other than the business conducted as of the Closing Date.

         SECTION 6.4  CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.
                      -------------------------------------------------------

                  (a) Dissolve, liquidate or wind up their affairs or enter into any transaction of merger or consolidation; provided, however that (i) the Borrower may merge or consolidate with any Subsidiary so long as the Borrower shall be the continuing or surviving corporation, (ii) any domestic Subsidiary of the Borrower may be merged with or into any other domestic Subsidiary of the Borrower
         (iii) the Borrower or any Subsidiary of the Borrower may merge with any other Person in connection with a Permitted Acquisition if the Borrower or such Subsidiary shall be the continuing or surviving corporation.

                  (b) Make any Asset Dispositions (including, without limitation, any Sale Leaseback Transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of Borrower's or any such Subsidiary's business, or (iii) such other Asset Dispositions, provided that (A) the consideration for such assets disposed of represents the fair market value of such assets at the time of such Asset Disposition; and (B) the cumulative net book value of all Asset Dispositions by the Borrower and any of its Subsidiaries during any single fiscal year shall not exceed 15% of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year;

                  (c) Acquire all or substantially all of the assets or business of any Person except in connection with a Permitted Acquisition.

         SECTION 6.5  ADVANCES, INVESTMENTS AND LOANS.
                      -------------------------------

         Lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an investment in, any Person except for Permitted Investments.

         SECTION 6.6  ISSUANCE OF EQUITY SECURITIES.
                      -----------------------------

         Issue, sell, transfer, pledge or otherwise dispose of any shares of capital stock or other equity or ownership interests ("Equity Interests") in
                                                       ----------------
any Subsidiary, except (a) in connection with the sale of all of the capital stock of a Subsidiary pursuant to a transaction permitted by Section 6.4(b),
(b) the issuance, sale or transfer of Equity Interests by a Subsidiary (the "Issuing Subsidiary") to the Borrower or a Subsidiary of the Borrower that owns such Issuing Subsidiary and (c) as needed to qualify directors under applicable law.

         SECTION 6.7  TRANSACTIONS WITH AFFILIATES; MODIFICATION OF
                      ---------------------------------------------
                      DOCUMENTATION.
                      -------------

                  (a) Except as permitted in subsection (e) of the definition of Permitted Investments, enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than (i) customary fees and expenses paid to directors and (ii) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

                  (b) Permit the Borrower or any Subsidiary to, if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof

         SECTION 6.8  FISCAL YEAR; ORGANIZATIONAL DOCUMENTS.
                      -------------------------------------

         Change its fiscal year or amend, modify or change its articles of incorporation in any manner adverse to the Lenders (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders.

         SECTION 6.9  LIMITATION ON RESTRICTED ACTIONS.
                      --------------------------------

         Create or permit to exist any restriction of any kind on the ability of any Subsidiary to (a) pay dividends or make any other distributions to the Borrower or any of its Subsidiaries, (b) pay
Indebtedness owed to the Borrower or any of its Subsidiaries, (c) make loans or advances to the Borrower or any of its Subsidiaries or (d) transfer any of its properties or assets to the Borrower or any of its Subsidiaries.

         SECTION 6.10 RESTRICTED PAYMENTS.
                      -------------------

         Directly or indirectly

                  (a) pay or declare any dividend, either in cash or property, on any shares of any class of its capital stock or make any other distribution on account of any shares of any class of its capital stock; or

                  (b) redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock of any class;

                  (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock;

                  (d) make any prepayment, redemption, defeaseance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt (all of the foregoing being herein called "Restricted Payments"), unless (i) the aggregate amount of all Restricted Payments made during the period from and after December 31, 1998 to and including the date of the making of the Restricted Payment in question would not exceed the sum of (x) $154,000,000 plus (y) 75% of cumulative Consolidated Net Income for such
             ----
period (or less 100% of cumulative Consolidated Net Income incurred for such period if such Consolidated Net Income for such period is a deficit figure) plus (z) the aggregate Net Cash Proceeds of the issuance or sale of the
----
Borrower's capital stock during such period and (ii) no Default or Event of Default shall have occurred or would occur as a result of such Restricted Payment. However, so long as no Event of Default shall have occurred and be continuing nothing herein shall restrict the Borrower's ability to (i) repurchase capital stock of the Borrower in an aggregate amount of up to $7,000,000 in any 12-month period and such repurchases of less than $7,000,000 shall not constitute Restricted Payments and (ii) make payments or prepayments with respect to the Senior Notes.


                                 ARTICLE VII

                              EVENTS OF DEFAULT

         SECTION 7.1  EVENTS OF DEFAULT.
                      -----------------

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                                     ----------------

                  (a) The Borrower shall fail to pay any principal on any Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for three (3) Business Days; or

                  (b) Any representation or warranty made or deemed made herein or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

                  (c) (i) The Borrower shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 5.7(a), Section 5.8 or Article VI hereof; or (ii) the Borrower shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among the Borrower, the Administrative Agent and the Lenders or executed by the Borrower in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days of its occurrence; or

                  (d) The occurrence of an Event of Default under the 364-Day Credit Agreement; or

                  (e) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Borrower Obligations) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Borrower and any of its Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Borrower Obligations) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Borrower and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                  (f) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i),
         (ii), or (iii) above; or (v) the Borrower or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $7,500,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; or

                  (h) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (i) Either (i) any Person or two or more Persons acting in concert shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Borrower, or (ii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934; or

                  (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive); or

                  (k) There shall occur and be continuing any Event of Default under and as defined in the indentures or other documents evidencing the Senior Notes.

         SECTION 7.2  ACCELERATION; REMEDIES.
                      ----------------------

         Upon the occurrence of an Event of Default, then, and in any such event, (a) if such event is an Event of Default specified in Section 7.1(f) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to the maximum amount which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable.


                                ARTICLE VIII

                                  THE AGENT

         SECTION 8.1  APPOINTMENT.
                      -----------

         Each Lender hereby irrevocably designates and appoints First Union National Bank as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

         SECTION 8.2  DELEGATION OF DUTIES.
                      --------------------

         The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

         SECTION 8.3  EXCULPATORY PROVISIONS.
                      ----------------------

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

         SECTION 8.4  RELIANCE BY ADMINISTRATIVE AGENT.
                      --------------------------------

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 8.5  NOTICE OF DEFAULT.
                      -----------------

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that
                                                --------  -------
unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         SECTION 8.6  NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.
                      ------------------------------------------------------

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         SECTION 8.7  INDEMNIFICATION.
                      ---------------

         The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment
           --------  -------
of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this
Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 8.8  ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.
                      -----------------------------------------------

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any
Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 8.9  SUCCESSOR ADMINISTRATIVE AGENT.
                      ------------------------------

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Administrative Agent, the provisions of this

Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         SECTION 8.10 SYNDICATION AGENTS.
                      ------------------

         Neither of the Syndication Agents shall have any right, power, duty or obligation under this Credit Agreement or any of the other Credit Documents other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Agent in Section 8.6.

                                 ARTICLE IX

                                MISCELLANEOUS

         SECTION 9.1  AMENDMENTS AND WAIVERS.
                      ----------------------

         Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may be released except as specifically provided herein or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided,
                                                                   --------
however, that no such waiver and no such amendment, waiver, supplement,
-------
modification or release shall:

                           (i) reduce the amount or extend the scheduled
                  date of maturity of any Loan, LOC Obligation or Note or any installment thereon (including any mandatory prepayment), or reduce the stated rate of any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment or any LOC Obligation beyond the Revolving Commitment Termination Date, in each case without the written consent of each Lender directly affected thereby, or

                           (ii) amend, modify or waive any provision of this
                  Section 9.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders, or

                           (iii) amend, modify or waive any provision of
                  Article VIII without the written consent of the then Administrative Agent, or

                           (iv) amend, modify or waive any provision of the
                  Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all of the Lenders and, provided, further, that
                                                     --------  -------
                  no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of
Section 8.9); provided, however, that the Administrative Agent will provide
              --------  -------
written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner
                          ---------------
requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly
           --------  -------
deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         SECTION 9.2  NOTICES.
                      -------

         Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth on Schedule 9.2 in the case of the Lenders, or to
                           ------------
such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

     The Borrower          Graybar Electric Company, Inc.
                           34 North Meramec Avenue
                           Clayton, MO 63105-3882
                           Attention: Mr. Jon N. Reed, Assistant Treasurer
                           Telecopier: (314) 512-9468
                           Telephone: (314) 512-9253

     The Administrative    First Union National Bank
     Agent:                One First Union Center, DC-04
                           Charlotte, North Carolina 28288
                           Attention: Syndication Agency Services
                           Telecopier: (704) 383-0288
                           Telephone: (704) 383-3721

                           with a copy to:

                           First Union National Bank
                           One First Union Center, DC-5
                           Charlotte, North Carolina  28288-0737
                           Attention: Andrew Payne
                           Telecopier: (704) 374-4793
                           Telephone: (704) 383-1106

         SECTION 9.3  NO WAIVER; CUMULATIVE REMEDIES.
                      ------------------------------

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 9.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
                      ------------------------------------------

         All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such
                                                     --------

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
representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         SECTION 9.5  PAYMENT OF EXPENSES AND TAXES.
                      -----------------------------

         The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent,
(b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the
                   -----------------------    --------  -------
Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

         SECTION 9.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING
                      --------------------------------------------------
                      LENDERS.
                      -------

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

                  (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such
           ------------
         Lender,
         any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each
                                                      --------
         Participant shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided,
                                                                  --------
         that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                  (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any affiliate thereof and with the consent of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions ("Purchasing
                                                                  ----------
         Lenders"), all or any part of its rights and obligations under this
         -------
         Agreement and the Notes in minimum amounts of $5,000,000 with respect to its Revolving Commitment and its Revolving Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however,
                   --------  -------
         that any sale or assignment to an existing Lender or any Affiliate of an existing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

                  (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the
                                                         --------
         recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,000 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

                  (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any
                                                    ----------
         prospective Transferee any and all information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, in each case subject to
         Section 9.16.

                  (g) At the time of each assignment pursuant to this
         Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.18 Certificate) described in Section 2.18.

                  (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Agreement (including, without limitation, any right to payment of principal and interest under any Note) to any Federal Reserve Bank in accordance with applicable laws.

         SECTION 9.7  ADJUSTMENTS; SET-OFF.
                      --------------------

                  (a) Each Lender agrees that if any Lender (a "benefited
                                                                ---------
         Lender") shall at any time receive any payment of all or part of
         ------
         its Loans, or interest thereon, in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(f), or otherwise) in a greater proportion than any such payment to any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, as shall be necessary to cause such benefited Lender to share the excess payment ratably with each of the Lenders; provided, however, that if all or any portion of such
                      --------  -------
         excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of

         Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however,
                                                      --------  -------
         that the failure to give such notice shall not affect the validity of such set-off and application.

         SECTION 9.8  TABLE OF CONTENTS AND SECTION HEADINGS.
                      --------------------------------------

         The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

         SECTION 9.9  COUNTERPARTS.
                      ------------

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 9.10 EFFECTIVENESS.
                      -------------

         This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to Section 9.2 or, in the case of the Lenders, shall have given to
            -----------
the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         SECTION 9.11 SEVERABILITY.
                      ------------

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9.12 INTEGRATION.
                      -----------

         This Agreement and the Notes represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

         SECTION 9.13 GOVERNING LAW.
                      -------------

         This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Credit Agreement and the other Credit Documents.

         SECTION 9.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                      ----------------------------------------------

         All judicial proceedings brought against the Borrower with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the County of New York, State of New York or any federal court located in the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. The Borrower irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the Borrower to be effective and binding service in every respect. Each of the Borrower, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower in the court of any other jurisdiction.

         SECTION 9.15 ARBITRATION.
                      -----------

                  (a) Notwithstanding the provisions of Section 9.14 to the contrary, upon demand of any party hereto, whether made before or within three (3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes") between or among parties to this Agreement shall be subject to non-binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

                  Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in New York, New York. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

                  (b) Notwithstanding the preceding arbitration provisions, the Administrative Agent, the Lenders and the Borrower agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) any rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) any rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                  (d) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in New York, New York and irrevocably

         SECTION 9.16 CONFIDENTIALITY.
                      ---------------

         The Administrative Agent and each of the Lenders agrees that it will use its reasonable best efforts not to disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.16, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee shall
                         --------
have been made aware of this Section 9.16 and shall have agreed to be bound by its provisions as if it were a party to this Agreement or (e) to Gold
                                                                    ----
Sheets and other similar bank trade publications; such information to
------
consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         SECTION 9.17 ACKNOWLEDGMENTS.
                      ---------------

         The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower and the Lenders.

         SECTION 9.18 WAIVERS OF JURY TRIAL.
                      ---------------------

         THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte, North Carolina by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                        GRAYBAR ELECTRIC COMPANY, INC.
--------

                                 By:
                                    -----------------------------------------
                                    Title:


ADMINISTRATIVE AGENT
AND LENDERS:                     FIRST UNION NATIONAL BANK,
------------                       as Administrative Agent and as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 BANK OF AMERICA, N.A.,
                                   as Syndication Agent and as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Syndication Agent and as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 THE BANK OF NEW YORK,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                 THE BANK OF NOVA SCOTIA,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 COMERICA BANK,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 COMMERCE BANK, N.A.,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 FIFTH THIRD BANK,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 KEYBANK NATIONAL ASSOCIATION,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                 THE NORTHERN TRUST COMPANY,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 MERCANTILE BANK NATIONAL ASSOCIATION,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 SUNTRUST BANK, ATLANTA,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 UMB BANK OF ST. LOUIS, N.A.,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:


                                 WACHOVIA BANK, N.A.,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                 WELLS FARGO BANK, N.A.,
                                   as a Lender


                                 By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of May 12, 2000, is by and among GRAYBAR ELECTRIC
 ---------
COMPANY, INC. (the "Borrower"), the lenders identified on the signature
                    --------
pages hereto (the "Lenders"), FIRST UNION NATIONAL BANK, a national banking
                   -------
association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and BANK OF AMERICA, N.A. and BANK
               --------------------
ONE, NA (formerly known as The First National Bank of Chicago), as syndication agents for the Lenders hereunder (in such capacity, the "Syndication Agents"). Capitalized terms used herein which are not defined
 ------------------
herein and which are defined in the Existing Credit Agreement (defined below) shall have the same meanings as therein defined.

                             W I T N E S S E T H

         WHEREAS, the Borrower, the Lenders and the Agents have entered into that certain Five-Year Credit Agreement dated as of July 30, 1999, as amended, supplemented or otherwise modified from time to time (the "Existing
                                                                    --------
Credit Agreement");
----------------

         WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement and the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein; and

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   PART I
                                 DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or
                     -------------------
the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit
                   ------------------------
         Agreement as amended hereby.

                  "Amendment No. 1 Effective Date" is defined in Subpart 3.1.
                   ------------------------------                -----------

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or
                     -----------------
the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                   PART II
                   AMENDMENTS TO EXISTING CREDIT AGREEMENT

         SUBPART 2.1 Amendment to Section 1.1. Section 1.1 of the Existing
                     ------------------------
Credit Agreement is hereby amended as follows:

                  (a) The definition of "Consolidated Interest Expense" is hereby amended in its entirety to read as follows:

                 "Consolidated Interest Expense" means, for any period, all
                  -----------------------------
         interest expense of the Borrower and its Subsidiaries including the interest component under Capital Leases and the implied interest component under Securitization Transactions, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

                  (b) The clause (g) of the definition of "Permitted Investments" is hereby amended in its entirety to read as follows:

                  "Permitted Investments" means:
                   ---------------------

                                  ********

                           (g) Permitted Acquisitions and, to the extent
                  permitted by Section 6.11, Securitization Transactions;
                  and

                                  ********

                  (c) The clause (m) of the definition of "Permitted Liens" is hereby amended in its entirety to read as follows:

                  "Permitted Liens" means:
                   ---------------

                                  ********

                           (m) additional Liens not otherwise permitted by
                  the foregoing clauses hereof; provided that such
                                                --------
                  additional Liens permitted by this clause (m) do not encumber property and assets which constitute more than ten percent (10%) of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year; and

                  (d) The definition of "Permitted Liens" is hereby amended by adding the following new clause (n):

                           (n) Liens created or deemed to exist in
                  connection with a Securitization Transaction permitted hereunder (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Securitization Receivables actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction.

                  (e) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition:

                  "Securitization Transaction" shall mean any transaction or
                   --------------------------
         series of financing transactions that have been or may be entered into by the Borrower or any Subsidiary of the Borrower pursuant to which the Borrower or any Subsidiary of the Borrower may sell, convey or otherwise transfer to (i) a Subsidiary or Affiliate of the Borrower (a "Securitization Subsidiary"), or (ii) any other
                          -------------------------
         Person, or may grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization
                                                            --------------
         Receivables") (whether such Securitization Receivables are then
         -----------
         existing or arising in the future) of the Borrower or any Subsidiary of the Borrower, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

                  SUBPART 2.2 Amendment to Section 6.4(b). Section 6.4(b) of
                              ---------------------------
         the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 6.4 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.
                     -------------------------------------------------------

                                  ********

                           (b) Make any Asset Dispositions (including,
                  without limitation, any Sale Leaseback Transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of Borrower's or any such Subsidiary's business, (iii) the sale or disposition of Securitization Receivables in connection with a Securitization Transaction or (iv) such other Asset Dispositions, provided that (A) the consideration for such assets disposed of represents the fair market value of such assets at the time of such Asset Disposition; and (B) the cumulative net book value of such Asset Dispositions by the Borrower and any of its Subsidiaries pursuant to this clause (iv) during any single fiscal year shall not exceed ten percent 10% of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year;

                                  ********

         SUBPART 2.3 Amendment to Section 6.7(a). Section 6.7(a) of the
                     ---------------------------
Existing Credit Agreement is hereby amended in its entirety to read as follows:

         SECTION 6.7 TRANSACTIONS WITH AFFILIATES; MODIFICATION OF
                     ---------------------------------------------
DOCUMENTATION.
-------------

                  (a) Except as permitted in subsection (e) of the definition of Permitted Investments, enter into or permit to exist any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate other than (i) customary fees and expenses paid to directors, (ii) where such transactions are on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate and (iii) transactions between the Borrower and any Securitization Subsidiary.

                                  ********

         SUBPART 2.4 New Section. The following new Section 6.11 is added to
                     -----------
the Existing Credit Agreement immediately following existing Section 6.10 thereof:

         SECTION 6.11 LIMITATION ON SECURITIZATION TRANSACTIONS.
                      -----------------------------------------

                  Permit the aggregate outstanding amount owed by the Borrower or Subsidiary of the Borrower under Securitization Transactions at any time to exceed 15% of the Consolidated Total Assets determined as of the end of the most recently completed fiscal year.


                                  PART III
                         CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1 Amendment No. 1 Effective Date. This Amendment shall be
                     ------------------------------
and become effective as of the date hereof (the "Amendment No. 1 Effective
                                                 -------------------------
Date") when all of the conditions set forth in this Part III shall have been
----                                                --------
satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 1".
        ---------------

         SUBPART 3.2 Execution of Counterparts of Amendment. The
                     --------------------------------------
Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Lenders and the Agents.

         SUBPART 3.3 Other Items. The Administrative Agent shall have
                     -----------
received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

                                   PART IV
                                MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrower hereby
                     ------------------------------
represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit

Documents and (b) the representations and warranties set forth in Article III of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit
                     -----------------------------------------
Party hereby ratifies the Credit Agreement and acknowledges and reaffirms
(a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 4.3 Cross-References. References in this Amendment to any
                     ----------------
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This
                     ------------------------------------------------
Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as
                     ------------------------------------
this Amendment shall become effective pursuant to the terms of Subpart 3.1,
                                                               -----------
all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts/Telecopy. This Amendment may be executed
                     ---------------------
by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                     -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW
YORK.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding
                     ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF the Borrower, the Lenders and the Agents have caused this Amendment to be duly executed on the date first above written.


BORROWER:                          GRAYBAR ELECTRIC COMPANY, INC.
--------


                                   By:
                                      ----------------------------------------
                                      Title:


ADMINISTRATIVE AGENT
AND LENDERS:                       FIRST UNION NATIONAL BANK,
-----------                          as Administrative Agent and as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   BANK OF AMERICA, N.A.,
                                     as Syndication Agent and as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   BANK ONE, NA
                                   (formerly known as The First National Bank
                                     of Chicago, as Syndication Agent and as
                                     a Lender)


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   THE BANK OF NEW YORK,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   COMERICA BANK,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   COMMERCE BANK, N.A.,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   FIFTH THIRD BANK,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   KEYBANK NATIONAL ASSOCIATION,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   THE NORTHERN TRUST COMPANY,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   MERCANTILE BANK NATIONAL ASSOCIATION,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   SUNTRUST BANK,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   UMB BANK OF ST. LOUIS, N.A.,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   WACHOVIA BANK, N.A.,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   WELLS FARGO BANK, N.A.,
                                     as a Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title: